AA 3419                                                      Page 1 of 5
Principal Life
Insurance Company
801 Grand Ave.
ATTN: IDPC-8th Floor
Des Moines, IA 50392-1770
                                                Principal Investment Plus
                                                  Variable AnnuitySM Application

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
1.      Primary Owner            PLEASE PRINT

        Owner is:
--------
                                 ---------------------------------------------------------------------------------------------------
         Individual              First Name                               Middle Initial                     Last Name
--------
         Trust
--------
         Custodian/POA
--------
                                 ---------------------------------------------------------------------------------------------------
         UTMA/UGMA               Street Address                           City                               State           Zip
--------

--------
                                 ---------------------------------------------------------------------------------------------------
                                 E-mail Address
--------

--------
                                                             M F                                           (
                                                                                                                   )
--------
                                 ----------------      ----------------        --------------------------  -------------------------
                                 Date of Birth              Sex                 Social Security or Tax       Telephone Number
                                                                                         ID #
--------
        Joint Owner
--------
                                 ---------------------------------------------------------------------------------------------------
        Not applicable for       First Name                               Middle Initial                     Last Name
--------
        qualified contracts
--------
                                                             M F                                           (
                                                                                                                   )
--------
                                 ----------------      ----------------        --------------------------  -------------------------
                                 Date of Birth              Sex                 Social Security or Tax       Telephone Number
                                                                                         ID #
--------

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2.      Annuitant
--------
                                 ---------------------------------------------------------------------------------------------------
        (Complete only if        First Name                               Middle Initial                     Last Name
--------
        different than
        owner)
--------
                                 ---------------------------------------------------------------------------------------------------
                                 Street Address                           City                               State           Zip
--------
                                                             M F                                           (
                                                                                                                   )
--------
                                 ----------------      ----------------        --------------------------  -------------------------
                                 Date of Birth              Sex                 Social Security or Tax       Telephone Number
                                                                                         ID #
--------

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        ----------------------
3.      Owner's
--------
                                 ---------------------------------------------------------------------------------------------------
        Beneficiary              Name of Primary Beneficiary                                                 Relationship to Owner
--------

--------
                                 ---------------------------------------------------------------------------------------------------
        (If neither box is        Primary  OR   Contingent                                                   Relationship to Owner
        checked
--------
        they will be
        Primary)
--------
                                 ---------------------------------------------------------------------------------------------------
                                  Primary  OR   Contingent                                                   Relationship to Owner
--------

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4.      Type of Contract          Nonqualified     IRA     IRA Transfer     Rollover IRA     SEP     Simple IRA     Pension Trust
--------

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5.      Replacement              Do you have any pending or inforce life insurance coverage or annuity contracts?     Yes     No
--------
                                 Will this annuity replace or change any pending
                                 or inforce life insurance or annuity contracts?
                                 Yes No If yes, please complete the name and
                                 contract number below.
--------

--------
                                 -----------------------------------------------------------------------------------
                                 Company Name                                               Contract Number
--------

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6.      Premium Payment           Initial Premium Payment $                       Make checks payable to Principal Life Insurance
                                                                                 Company
--------                                                         ----------------
        Information              Minimum Premium $5000 Nonqualified, $2000 Qualified, or $500 Pre-Authorized Checking Withdrawal
--------
                                  Monthly Pre-authorized Checking Withdrawal
--------
                                 First Payment Drawn on Date                                Payment Amount
                                 (MM/DD/YYYY)                                              $
--------                                                                  -----------------                  -----------------------
                                 Not available on the 29th, 30th, or 31st of any month
--------
                                 Transit                                                                         Checking
                                                                         Account
                                 Routing #                               #                                  Savings
--------                                         ------------------------          -------------------------

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7. Premium Payment Premium Payment Credit Rider: Yes No
--------
        Credit                   Rider If neither box is marked then the rider
                                 will NOT be added. Fixed Dollar Cost Averaging
                                 (DCA) Accounts are not available if rider is
                                 elected.
--------

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8.      Premium Payment          Use whole number percentages. Do not complete if you are using the Select or Self Build Asset
                                 Allocation Models.
--------
        Allocation               DO NOT COMPLETE IF ELECTING THE INVESTMENT PROTECTOR PLUS RIDER.
--------

--------

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
AIM Basic Value                                                %   International Emerging Markets (Principal Global Investors)    %
                                                       --------                                                            -------
AIM Small Cap Equity                                           %   International SmallCap (Principal Global Investors)            %
=======================================================--------                                                            -------
Alliance Bernstein Small Cap Growth                            %   LargeCap Blend (T. Rowe Price)                                 %
=======================================================--------                                                            -------
American Century Inflation Protection                          %   LargeCap Stock Index (Principal Global Investors)              %
=======================================================--------                                                            -------
American Century Ultra(R)                                      %   LargeCap Value (Alliance Bernstein)                            %
=======================================================
                                                       --------                                                            -------
American Century Vista                                         %   LifeTime Strategic Income (Principal Global                    %
                                                                  Investors)
=======================================================--------                                                            -------
                                                       --------                                                            -------
Asset Allocation (Morgan Stanley)                              %   LifeTime 2010 (Principal Global Investors)                     %
=======================================================
                                                       --------                                                            -------
Bond (Principal Management Corp.)                              %   LifeTime 2020 (Principal Global Investors)                     %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Capital Value (Principal Global Investors)                     %   LifeTime 2030 (Principal Global Investors)                     %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Dreyfus Technology Growth                                      %   LifeTime 2040 (Principal Global Investors)                     %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Equity Growth (Morgan Stanley)                                 %   LifeTime 2050 (Principal Global Investors)                     %
=======================================================
                                                       --------                                                            -------
Equity Income (Principal Global Investors)                     %   Limited Term Bond (Principal Global Investors)                 %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Equity Value (American Century)                                %   MidCap (Principal Global Investors)                            %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fidelity Contrafund(R)                                         %   MidCap Growth (Dreyfus)                                        %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fidelity Equity-Income                                         %   MidCap Value (Neuberger Berman)                                %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fidelity Growth                                                %   Money Market (Principal Management Corp.)                      %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fidelity Mid Cap                                               %   Neuberger Berman Fasciano                                      %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fidelity Overseas                                              %   Neuberger Berman High Income Bond                              %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fixed Account (Principal Global Investors)                     %   Neuberger Berman Partners                                      %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fixed DCA 6 Month* (Principal Global Investors)                %   Neuberger Berman Socially Responsive                           %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Fixed DCA 12 Month* (Principal Global Investors)               %   Real Estate Securities (Principal Management Corp.)            %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Goldman Sachs Core Small Cap Equity                            %   SmallCap Growth (UBS Global Asset Management)                  %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Goldman Sachs Mid Cap Value                                    %   SmallCap Value (JP Morgan Fleming Asset Management)            %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Government Securities (Principal Global Investors)             %   T.Rowe Price Blue Chip Growth                                  %
=======================================================--------                                                            -------
                                                       --------                                                            -------
Growth (Principal Global Investors)                            %   T.Rowe Price Health Sciences                                   %
=======================================================--------                                                            -------
                                                       --------                                                            -------
International (Principal Global Investors)                     %
=======================================================--------
                                                       --------
                                                                                                                       TOTAL 100%
=======================================================

====================================================================================================================================
*Must allocate a minimum of $1000 to a Fixed DCA Account and complete Fixed DCA
Account Allocation section below.
====================================================================================================================================

    Fixed DCA Account Allocation Use whole percentages.               DCA 6 Month             DCA 12 Month
=====

=====
    1.                                                        %      6.                                                          %
=====  --------------------------------------------------------        --------------------------------------------------- -------
    2.                                                        %      7.                                                          %
=====  --------------------------------------------------------        --------------------------------------------------- -------
    3.                                                        %      8.                                                          %
=====  --------------------------------------------------------        --------------------------------------------------- -------
    4.                                                        %      9.                                                          %
=====  --------------------------------------------------------        --------------------------------------------------- -------
    5.                                                        %     10.                                                          %
=====  --------------------------------------------------------        --------------------------------------------------- -------

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

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
9.     Investment                Investment Protector Plus Rider   __Yes   __No
       Protector Plus            If neither box is marked the Rider will NOT be added.  Not available when any owner is over age
       Rider                     80.

       Guaranteed Minimum        IF THE INVESTMENT PROTECTOR PLUS RIDER IS ELECTED, THE ALLOCATION INSTRUCTIONS BELOW
       Withdrawal Benefit        SUPERSEDE ANY ALLOCATION INSTRUCTIONS GIVEN ON THIS APPLICATION.
       (GMWB)
                                 DO NOT COMPLETE THE PREMIUM PAYMENT ALLOCATION SECTION OF THIS APPLICATION (SECTION 8).

                                 PREMIUM PAYMENT MAY BE ALLOCATED TO A AND B:

                                 A.  1.   CHOOSE ONE OF THE FOLLOWING LIFETIME FUNDS:
                                          __ LifeTime Strategic Income
                                          __ LifeTime 2010
                                          __ LifeTime 2020
                                                  OR

                                      2.  CHOOSE ONE OF THE FOLLOWING INVESTMENT PROTECTOR PLUS (GMWB) SELECT MODELS:
-------                          ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                            GMWB Model A                     GMWB Model B                      GMWB Model C
-------                          ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                  Limited Term Bond          30%   Limited Term Bond           20%  Limited Term Bond            10%
                                  (Principal Global                (Principal Global                (Principal Global
                                 Investors) Investors) Investors)
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                  Government Securities      15%   Government Securities       10%  Bond                         10%
                                  (Principal Global                (Principal Global                (Principal Management
                                 Investors) Investors) Corp.)
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                  Bond                       15%   Bond                        15%  American Century Inflation   10%
                                  (Principal Management            (Principal Management            Protection
                                 Corp.) Corp.)
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                  American Century           10%   American Century Inflation       LargeCap Blend               10%
                                 Inflation                         Protection
                                  Protection                                                   5%   (T. Rowe Price)
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                  LargeCap Blend             10%   LargeCap Blend              10%  LargeCap Value               10%
                                  (T. Rowe Price)                  (T. Rowe Price)                  (Alliance Bernstein)
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                  Equity Income              10%   LargeCap Value                   Equity Income                20%
                                  (Principal Global                (Alliance Bernstein)             (Principal Global
                                 Investors) 5% Investors)
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                  American Century Ultra(R)  10%   Equity Income               15%  MidCap Value
                                                                   (Principal Global                (Neuberger Berman)
                                                                  Investors) 5%
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                                                   American Century Ultra(R)   10%  American Century Ultra(R)    10%
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                                                   MidCap                           MidCap
                                                                   (Principal Global                (Principal Global
                                                                  Investors)                   5%  Investors)                    5%
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                                                   Fidelity Overseas                SmallCap Value
                                                                                                    (JP Morgan Fleming Asset
                                                                                               5%   Management)                  5%
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                                                                                    Fidelity Overseas
                                                                                                                                 5%
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                                             100%                      Total  100%                        Total 100%
                                                       Total
                                 ---------------------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------------------
                                                  OR

          3.   I HAVE SELECTED AN INVESTMENT  PROTECTOR PLUS  SELF-BUILD  MODEL.

               A portion of your premium payment may also be allocated to the following fixed accounts. Indicate the percent you would like allocated to the fixed account(s). The remainder will be allocated on a pro rata basis according to the model you selected in section A above.

     B.   FIXED ACCOUNT ALLOCATION

           Fixed Account                  %
                                    ------
           DCA 6-Month*                   %
                                    ------
           DCA 12-Month*                  %

       *DCA account allocation will follow what you selected in Section A above.

--------------------------------------------------------------------------------
10.  Enhanced Death     Enhanced Death Benefit Rider:  __Yes __No
     Benefit Rider      If neither box is marked the Rider will NOT be added.
                        Not available when owner or annuitant is over age 75
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



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
11.    Employer
                                 ---------------------------------------------------------------------------------------------------
       Information               Name of Company                                 Name of Company Contact
-------
       Complete this section if                                                                            (        )
                                 ------------------------------------------------------------------------  -------------------------
       Payroll Deduct IRA,       Address                    City           State       Zip                   Phone Number
       SEP,
       Simple IRA, Pension
       Trust or a                 Employer Billing (List Bill) Annualized Amount $-------------------------
       Nonqualified
       Employer Plan.              Frequency:     Monthly     Quarterly     Semi-Annually     Annually
-------

--------------------------------------------------------------------------------
12. Rate Lock-In For    Lock in rate as of client's signature date.
    Fixed Account       This rate is guaranteed only if the application is
    and/or Fixed DCA    received in our home office within 10 business days from
    Accounts            the client's signature date and money is received within
                        90 calendar days of the client's signature date.
                        If the box is not marked, the rate in effect at the time
                        the money is received will apply.
--------------------------------------------------------------------------------
13. Scheduled         Transfer Start Date (MM/DD/YYYY)_____________________
    Transfers         Must be 30 days after the effective date of the contract.
    (Dollar Cost      Not available on the 29th, 30th, or 31st day of any month.
    Averaging)        Frequency: Monthly  Quarterly  Semi-Annually  Annually

    Use whole percentages and dollar amounts by the selected Division or Fixed Account. NOT available for Fixed DCA Accounts.

    If Investment Protector Plus is elected, this option is only available for the Fixed account.

                  Investment Option                                                     Investment Option
                  Transferring From                       Amount                         Transferring To                Percentage
        1.                                        $                                                                               %
--------  --------------------------------------   ------------------------   ----------------------------------------  ----------

        2.                                        $                                                                               %
          --------------------------------------   ------------------------   ----------------------------------------  ----------

        3.                                        $                                                                               %
          --------------------------------------   ------------------------   ----------------------------------------  ----------

        4.                                        $                                                                               %
          --------------------------------------   ------------------------   ----------------------------------------  ----------

           Check here to elect 2% from Fixed Account and indicate "Investment Option Transferring To" in the section above. Leave "Investment Option Transferring From" and "Amount" section blank.

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
14.     Automatic                Automatic Portfolio Rebalancing is NOT available for the Fixed Account and Fixed DCA Accounts.
        Portfolio                DO NOT COMPLETE IF ELECTING THE INVESTMENT PROTECTOR PLUS RIDER.
        Rebalancing              If Investment Protector Plus is elected, APR will automatically occur quarterly.
        ----------------------------------------------------------------------------------------------------------------------------
        Frequency:                Quarterly   Semi-Annually   Annually  One  Time   Rebalancing   (Specify  future  effective  date
                                 below)
========----------------------------------------------------------------------------------------------------------------------------
        Effective Date:                            Not  available  on the  29th,  30th,  or  31st  of any  month.  If a date is not
        (MM/DD/YYYY)             ----------------- specified, the effective date will be the contract Anniversary date.
========----------------------------------------------------------------------------------------------------------------------------
        Rebalance my
        contract
        as follows:              __ Same as Premium Payment Allocation (Section 8).
                                 __ Rebalance as listed below.
                                 If neither box is checked, APR will occur as indicated in Premium Payment Allocation.

                                        Investment Option            Percentage            Investment Option            Percentage
                                                                               %                                                  %
========                         ---------------------------------  ----------      ----------------------------------  ----------

                                                                               %                                                  %
========                         ---------------------------------  ----------      ----------------------------------  ----------

                                                                               %                                                  %
========                         ---------------------------------  ----------      ----------------------------------  ----------

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
15.     Telephone and            I (We) want telephone services as described in the prospectus......................    Yes     No
        Internet Transfer
        Authorization            I  (We)  want  Internet  transaction  services  for  the  sales  representative  as described  in  the  prospectus.  Internet  instructions  received  from  the  sales
                                 representative will be binding on all contract owners*.............................    Yes     No

                                 *The contract owner may elect to perform financial transactions on the Internet upon establishing a Personal Identification Number on the Principal Financial Group web site.

                                 If these boxes are not checked telephone and Internet services are not available. Telephone or Internet instructions received from any joint contract owner will be binding on all owners.

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
16.     Understanding            I have read this  application  and have had the  opportunity to read the  prospectus.  I have been
        Your Annuity,            given the  opportunity to ask questions  regarding this  investment and they have been answered to
        Taxpayer ID              my satisfaction. I understand the following about the contract I am purchasing:
        Certification,           o    Benefits based on the performance of the separate  account are variable and not guaranteed
        and Signatures                as to dollar amount.
                                 o    Optional features ("riders") are available
                                      to me. I have reviewed my own
                                      circumstances to determine if a rider's
                                      benefit, cost and restrictions are
                                      appropriate for me. Refer to the Riders
                                      section of the prospectus for details.
                                 All statements in this application are true and
                                 complete to the best of my knowledge and are
                                 the basis of any annuity issued.

                                 I certify under penalty of perjury:
                                 1.   The number shown on this form is my
                                      correct taxpayer identification number (or
                                      I am waiting for a number to be issued to
                                      me), and
                                 2.   I am not subject to backup withholding
                                      because: (a) I am exempt from backup
                                      withholding, or (b) I have not been
                                      notified by the Internal Revenue Service
                                      (IRS) that I am subject to backup
                                      withholding as a result of a failure to
                                      report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                 3.   I am a U.S. Person (including a U.S.
                                      resident alien).
                                 Certification instructions: You must cross out
                                 item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.
                                 Refer to IRS Form W-9 for complete information regarding backup withholding and taxpayer identification numbers. The Internal Revenue
                                 Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

                                 WARNING: IT IS A CRIME TO PROVIDE FALSE,
                                 MISLEADING, OR INCOMPLETE INFORMATION TO AN
                                 INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING
                                 THE COMPANY OR ANY OTHER PERSON. PENALTIES
                                 INCLUDE IMPRISONMENT AND/OR FINES AND DENIAL OF
                                 INSURANCE BENEFITS.

--------                         ---------------------------------------------------------------------------------------------------
                                 Signed At            City                    State                                    Date

--------                         -----------------------------------------    ------------------------------------------------------
                                 Owner's Signature Print Owner's Name

--------                         -----------------------------------------    ------------------------------------------------------
                                 Joint Owner's Signature                      Print Joint Owner's Name

                                  Check box to request a copy of the Statement of Additional Information for this contract.

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
17.     Marketer's               Does the applicant  have, or are you aware that the applicant  has, any pending       Yes    No
        Statement                or inforce life insurance or annuity contracts?
                                 Do you have any reason to believe this annuity
                                 will replace or change any Yes No pending or
                                 inforce annuity or life insurance contract?                                           Yes    No

--------                         -----------------------------------------    ------------------------------------------------------
                                 Primary Marketer's Signature                 Print Primary Marketer's Name & Phone Number
                                                                                                           Yes     No
--------                         -----------------------------------------    ------------------------------------------------------
                                 Principal Marketer ID (or Detail Code)       Credit %                    Servicing?

--------                         -----------------------------------------    ------------------------------------------------------
                                 Marketer's Signature                         Print Marketer's Name & Phone Number
                                                                                                           Yes     No
--------                         -----------------------------------------    ------------------------------------------------------
                                 Principal Marketer ID (or Detail Code)       Credit %                    Servicing?

                                    This sale involves the split commissions as indicated above and one of the  representatives  is registered with a broker dealer other than
                                    Princor. (Submission of the Broker/Dealer
                                    Acknowledgment Form, MM 2117, is required.)

        Commission Options       Refer to your commission schedule or
                                 verify with your broker/dealer to confirm that
                                 the option you select is available. Option A
                                 Option B Option C Option D.

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

This application is a request for information and will not be included as part of your contract.